Kayne Anderson Energy Development Company Announces Results for the Quarter Ended February 28, 2009

HOUSTON, TX -- (Marketwire - April 06, 2009) - (NYSE: KED) Kayne Anderson Energy Development Company (the "Company") today announced its financial results for the quarter ended February 28, 2009.

HIGHLIGHTS

--  The Company announced a quarterly dividend of $0.35 per share
--  Net asset value: $15.23 per share
--  Net investment loss: $0.3 million
--  Net realized loss: $1.6 million
--  Net unrealized losses: $3.4 million

"We are pleased with our operating performance and our ability to sustain our dividend at $0.35 per quarter in light of the very difficult credit markets, energy markets and overall global economy," stated Kevin S. McCarthy, Chairman and CEO of the Company. "While many of our portfolio companies face challenges from the current environment, we are working more closely than ever to position these companies to manage through this downturn and to thrive as the economy recovers. We believe that demand for the products and services that our portfolio companies provide will continue to grow over the longer term and that high quality, high yielding securities like MLPs will be increasingly attractive to investors."

RESULTS OF OPERATIONS - QUARTER ENDED FEBRUARY 28, 2009

Investment income was $1.2 million and consisted primarily of interest income on fixed income investments and short-term investment in repurchase agreements. The Company received $4.6 million of cash dividends and distributions, of which $4.1 million was treated as a return of capital.

Operating expenses were $1.8 million, including $0.8 million of base investment management fees; $0.4 million for interest expense and $0.6 million for other operating expenses. Base investment management fees were equal to an annual rate of 1.75% of average total assets (excluding deferred income tax assets).

Net investment loss was $0.3 million which included $0.2 million of deferred income tax benefit.

Net realized losses were $1.6 million, which consisted of $2.5 million of net realized losses on investments partially offset by a deferred income tax benefit of $0.9 million.

Net unrealized losses were $3.4 million, which consisted of $5.2 million of unrealized losses from investments net of a deferred income tax benefit of $1.8 million.

The Company's net decrease in net assets resulting from operations for the period was $5.3 million. This decrease is composed of the net unrealized losses of $3.4 million; net realized losses of $1.6 million and a net investment loss of $0.3 million as noted above.

PORTFOLIO AND INVESTMENT ACTIVITY

As of February 28, 2009, the Company had long-term investments of $166.6 million. The Company's long-term investments consisted of 53 portfolio companies, which were comprised of approximately 55% in private MLPs, 31% in public MLPs and 14% in fixed income securities.

The Company's percentage invested in public MLPs at February 28, 2009 is greater than its targeted range because such percentage includes Eagle Rock Energy Partners, L.P. common units received in the sale of Millennium Midstream Partners, L.P. Over time, the Company intends to rotate out of certain public MLPs and into additional private MLPs as attractive investment opportunities arise.

NET ASSET VALUE

As of February 28, 2009, the Company's NAV was $153.8 million or $15.23 per share. This represents a decrease of $0.87 per share or 5.4% compared to $162.7 million or $16.10 per share on November 30, 2008.

LIQUIDITY AND CAPITAL RESOURCES

As of February 28, 2009, the Company had approximately $5.1 million invested in short-term repurchase agreements. The repurchase agreements are collateralized by U.S. Treasury notes.

As of February 28, 2009, the Company had $52.0 million borrowed under its senior secured credit facility at an interest rate of 1.73% and, as of that date, had a borrowing base of $61.9 million. The maximum amount that the Company can borrow under its credit facility is limited to the lesser of the commitment amount of $100 million or its borrowing base. As of March 31, 2009, the Company had $52.0 million of borrowings at an interest rate of 1.77% and its borrowing base was $65.5 million.

DIVIDEND

On April 2, 2009, the Company declared a dividend of $0.35 per share for the quarter ended February 28, 2009.

CONFERENCE CALL

The Company will host a conference call at 5 p.m., Eastern time, on Monday, April 6, 2009 to discuss its results. All interested parties are welcome to participate. You can access the conference call by dialing (877) 563-8315 approximately 5-10 minutes prior to the call. International callers should dial (706) 679-4383. All callers should reference "Conference ID # 92417507." For the convenience of the Company's stockholders, an archived replay of the call will be available on the Company's website (http://www.kaynefunds.com/webcasts.htm).

AVAILABLE INFORMATION

The Company's filings with the Securities and Exchange Commission, press releases and other financial information are available on the Company's website at www.kaynefunds.com.

                 KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
             CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
          (amounts in 000's, except share and per share amounts)

                                                  February 28,
                                                      2009     November 30,
                                                  (Unaudited)      2008
                                                  -----------  -----------
ASSETS
  Investments, at fair value:
    Non-affiliated (Cost -- $180,063 and
     $188,740, respectively)                      $    96,178  $   110,635
    Affiliated (Cost -- $81,597 and $83,351,
     respectively)                                     70,450       71,649
  Repurchase agreements (Cost -- $5,063 and
   $6,325, respectively)                                5,063        6,325
                                                  -----------  -----------
  Total investments (Cost -- $266,723 and
   $278,416, respectively)                            171,691      188,609
  Deposits with brokers                                   141          123
  Deferred income tax asset                            34,334       31,370
  Receivable for securities sold                          639          688
  Interest, dividends and distributions
   receivable, net                                        581          403
  Debt issuance costs, prepaid expenses and
   other assets                                           719          981
                                                  -----------  -----------
    Total Assets                                      208,105      222,174
                                                  -----------  -----------

LIABILITIES
  Senior secured revolving credit facility             52,000       57,000
  Payable for securities purchased                        502           60
  Investment management fee payable                       779        1,074
  Current income tax payable                              100          100
  Call option contracts written, at fair value
   (Premiums received -- $18)                               1           --
  Accrued directors’ fees and expenses                     76           76
  Accrued expenses and other liabilities                  825        1,177
                                                  -----------  -----------
   Total Liabilities                                   54,283       59,487
                                                  -----------  -----------
NET ASSETS                                        $   153,822  $   162,687
                                                  ===========  ===========

NET ASSETS CONSIST OF
  Common stock, $0.001 par value
   (200,000,000 shares authorized at February 28,
   2009 and November 30, 2008; 10,102,986 shares
   issued and outstanding at February 28, 2009
   and November 30, 2008)                         $        10  $        10
  Paid-in capital                                     212,417      215,953
  Accumulated net investment loss, net of income
   taxes, less dividends                               (4,287)      (3,942)
  Accumulated net realized gains on investments,
   net of income taxes                                  5,823        7,464
  Net unrealized losses on investments, net of
   income taxes                                       (60,141)     (56,798)
                                                  -----------  -----------
NET ASSETS                                        $   153,822  $   162,687
                                                  ===========  ===========

NET ASSET VALUE PER SHARE                         $     15.23  $     16.10
                                                  ===========  ===========

                KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY
                   CONSOLIDATED STATEMENT OF OPERATIONS
                            (amounts in 000's)
                               (UNAUDITED)

                                                      Three Months Ended
                                                    ----------------------
                                                     February    February
                                                     28, 2009    29, 2008
                                                    ----------  ----------
INVESTMENT INCOME
  Income
    Dividends and Distributions:
      Non-affiliated investments                    $    2,678  $    1,936
      Affiliated investments                             1,949       2,541
                                                    ----------  ----------
       Total dividends and distributions                 4,627       4,477
    Return of capital                                   (4,124)     (4,322)
                                                    ----------  ----------
    Net dividends and distributions                        503         155
                                                    ----------  ----------
    Interest and other income:
      Non-affiliated investments                           730       2,405
      Affiliated investments                                --          96
                                                    ----------  ----------
        Total interest and other income                    730       2,501
                                                    ----------  ----------
      Total investment income                            1,233       2,656
                                                    ----------  ----------
  Expenses
    Base investment management fees                        777       1,380
    Professional fees                                      224         260
    Directors’ fees                                         75          72
    Administration fees                                     53          55
    Insurance                                               37          37
    Custodian fees                                          15          20
    Other expenses                                         205         183
                                                    ----------  ----------
      Total Expenses -- Before Interest Expense          1,386       2,007
    Interest expense                                       384       1,684
                                                    ----------  ----------
      Total Expenses                                     1,770       3,691
                                                    ----------  ----------
  Net Investment Loss -- Before Income Taxes              (537)     (1,035)
    Deferred income tax benefit                            192         397
                                                    ----------  ----------
      Net Investment Loss                                 (345)       (638)
                                                    ----------  ----------

REALIZED AND UNREALIZED GAINS (LOSSES)
  Net Realized Gains (Losses)
    Investments                                         (2,547)      2,086
    Foreign currency transactions                           (6)         --
    Deferred income tax benefit (expense)                  912        (776)
                                                    ----------  ----------
     Net Realized Gains (Losses)                        (1,641)      1,310
                                                    ----------  ----------

  Net Change in Unrealized Gains (Losses)
    Investments                                         (5,222)     (4,096)
    Foreign currency translations                            2          --
    Options                                                 17          --
    Deferred income tax benefit                          1,860       1,524
    Deferred income tax expense -- conversion to
     a taxable corporation                                  --      (3,828)
                                                    ----------  ----------
      Net Change in Unrealized Losses                   (3,343)     (6,400)
                                                    ----------  ----------
        Net Realized and Unrealized Losses              (4,984)     (5,090)
                                                    ----------  ----------

NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         $   (5,329) $   (5,728)
                                                    ==========  ==========

The Company is a non-diversified, closed-end investment company that elected to be treated as a business development company under the Investment Company Act of 1940. The Company's investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company will seek to achieve this objective by investing at least 80% of its net assets together with the proceeds of any borrowings (its "total assets") in securities of companies that derive the majority of their revenue from activities in the energy industry, including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and sale of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane to retail customers and industrial end-users.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains "forward-looking statements" as defined under the U.S. federal securities laws. Generally, the words "believe," "expect," "intend," "estimate," "anticipate," "project," "will" and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company's historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Company's filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Company's investment objectives will be attained.

Contact:
KA Fund Advisors, LLC
Monique Vo
877-657-3863
http://www.kaynefunds.com/